Exhibit 10.10

AMENDMENT NUMBER ONE

TO THE

REWARDS NETWORK INC.

2006 LONG-TERM INCENTIVE PLAN

WHEREAS, Rewards Network Inc., a Delaware corporation (the “Company”), has heretofore adopted and maintains the Rewards Network Inc. 2006 Long-Term Incentive Plan (the “Plan”);

WHEREAS, the Board of Directors of the Company (the “Board”) has retained the power to amend the Plan; and

WHEREAS, the Board has authorized the amendment of the Plan to comply with final regulations issued under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW THEREFORE, pursuant to the power of amendment contained in Section 8(e) of the Plan, the Plan is hereby amended, effective as of January 1, 2009, as follows:

1. Section 2(h) of the Plan is hereby amended by adding “in accordance with Section 409A of the Code” immediately prior to the proviso set forth therein.

2. Section 6(c)(i) of the Plan is hereby amended by adding the phrase “and permitted under Section 409A of the Code” immediately after the phrase “except as provided in Section 7(a),” where it appears therein.

3. Section 6(e)(i) of the Plan is hereby amended by adding “in accordance with Section 409A of the Code” at the end of the first sentence thereof.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized agent on this 31st day of December, 2008.

REWARDS NETWORK INC.

By:	/s/ Ronald L. Blake

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